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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 28, 1999



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                     31-0345740
(State or other jurisdiction         (Commission File              (IRS Employer
of incorporation)                    Number)                       Number)


1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number: (513) 762-4000



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Item 2.                    Acquisition or Disposition of Assets.
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                           On May 27, 1999, The Kroger Co. completed its
                           acquisition of all of the outstanding common stock of Fred Meyer, Inc. pursuant to an Agreement and Plan of Merger dated as of October 18, 1998. In the merger, which is to be accounted for as a pooling of interests, holders of shares of Fred Meyer, Inc. common stock were issued one common share of The Kroger Co. for each of their shares. The Agreement and Plan of Merger can be found as an exhibit to Kroger's Current Report on Form 8-K dated October 20, 1998.

Item 5.                    Other Events.
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                           Filed herewith as Exhibit 99.1 are the audited
                           supplemental consolidated financial statements for The Kroger Co. and Fred Meyer, Inc. for the fiscal years ended January 2, 1999, December 28, 1997, and December 28, 1996, along with Management's Discussion and Analysis. Filed herewith as Exhibit 99.2 is Kroger's press release dated May 27, 1999, announcing approval of the merger.

Item 7.                    Financial Statements, Pro Forma Financial Information
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                           and Exhibits
                           ------------

                           (a) Financial statements of Fred Meyer, Inc., are incorporated by reference to Item 8 of Fred Meyer, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 30, 1999.

                           INDEPENDENT AUDITORS' REPORT

                           To the Shareholders and Board of Directors of Fred Meyer, Inc.:

                           We have audited the accompanying consolidated balance sheets of Fred Meyer, Inc. and subsidiaries as of January 30, 1999 and January 31, 1998, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the three fiscal years in the period ended January 30, 1999 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

                           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, such consolidated financial statements referred to above (not presented separately herein) present fairly, in all material respects, the consolidated financial position of Fred Meyer, Inc. and subsidiaries as of January 30, 1999 and January 31, 1998, and the results of their operations and their cash flows for each of the three fiscal years in the period ended January 30, 1999, in conformity with generally accepted accounting principles.


                           (Deloitte & Touche LLP)

                           Portland, Oregon
                           March 10, 1999

                           (b) Unaudited Pro Forma Combined Financial Data for fiscal years 1996 and 1997 incorporated by reference to pages 67, 69, 72, and 73 of Amendment No. 3 to the Registration Statement on Form S-4 filed on March 5, 1999, Registration No. 333-66961. Unaudited Pro Forma Combined Financial Data for fiscal year 1998 is attached as Exhibit 99.3 hereto.

                           (c) Exhibits:

                               2.1 Agreement and Plan of Merger, dated as of October 18, 1998, by and among The Kroger Co., Jobsite Holdings, Inc., and Fred Meyer, Inc. incorporated by reference to Exhibit 99.1 to Kroger's Current Report on Form 8-K dated October 20, 1998.

                               23.1    Consent of PricewaterhouseCoopers LLP.

                               23.2    Consent of Deloitte and Touche LLP.

                               99.1    Audited supplemental consolidated
                                       financials and Management's Discussion
                                       and Analysis.

                               99.2    Press release.

                               99.3 Unaudited Pro Forma Combined Financial Data for fiscal year 1998.
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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       THE KROGER CO.



May 28, 1999                           By: (Paul Heldman)
                                            Paul Heldman
                                              Senior Vice President, Secretary
                                              and General Counsel






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                                  EXHIBIT INDEX



Exhibit No.                                    Exhibit
-----------                                    -------


 2.1 Agreement and Plan of Merger, dated as of October 18, 1998, by and among The Kroger Co., Jobsite Holdings, Inc., and Fred Meyer, Inc. incorporated by reference to Exhibit
                                    99.1 to Kroger's Current Report on Form 8-K dated October 20, 1998.

23.1                                Consent of PricewaterhouseCoopers LLP.

23.2                                Consent of Deloitte and Touche LLP.

99.1 Audited supplemental consolidated financials and Management's Discussion and Analysis.

99.2                                Press release.

99.3 Unaudited Pro Forma Combined Financial Data for fiscal year 1998.